                                                                   EXHIBIT 10.19
                                                                   -------------

                   THIRD AMENDMENT TO INTERCREDITOR AGREEMENT
                   ------------------------------------------


     THIRD AMENDMENT TO INTERCREDITOR AGREEMENT, dated as of June __, 2001 (this "Amendment"), by and among BURGER KING CORPORATION, a Florida corporation ("BKC"), AMERIKING TENNESSEE CORPORATION I, a Delaware corporation ("AmeriKing Tennessee"), AMERIKING COLORADO CORPORATION I, a Delaware corporation ("AmeriKing Colorado"), AMERIKING INDIANA HOLDINGS, INC. CORPORATION I, a Delaware corporation ("AmeriKing Indiana Holdings"), AMERIKING INDIANA, L.P., a Delaware limited partnership ("AmeriKing Indiana LP" and, collectively with AmeriKing Tennessee, AmeriKing Colorado and AmeriKing Indiana Holdings, the "Franchisees" and each individually, a "Franchisee"), NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation ("NRE"), Lawrence Jaro ("Jaro"), NATIONAL RESTAURANT ENTERPRISES HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERIKING, INC., a Delaware corporation ("AmeriKing", and, collectively with Holdings, NRE and Jaro, the "Guarantors") and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association as agent for the Banks (as hereinafter defined) (the "Lender").

     WHEREAS, NRE, AmeriKing, the Lender and certain other lending institutions (the "Banks") entered into a Third Amended and Restated Revolving Credit Agreement dated as of June 17, 1997 (as amended and in effect from time to time, the "Original Credit Agreement") pursuant to which the Banks financed, among other things, the acquisition by NRE of certain Burger King restaurants; and

     WHEREAS, BKC, AmeriKing Virginia Corporation I ("AmeriKing Virginia"), AmeriKing Cincinnati Corporation I ("AmeriKing Cincinnati"), AmeriKing Illinois Corporation I ("AmeriKing Illinois" and collectively with AmeriKing Virginia and AmeriKing Cincinnati, the "Original Franchisees"), the Lender and the Guarantors excluding Holdings, entered into an Intercreditor Agreement dated as of February 7, 1996 (as amended by First Amendment to Intercreditor Agreement dated as of June 17, 1997 and as further amended and in effect from time to time, the "Agreement"); and

     WHEREAS, each of the Original Franchisees has been merged into NRE; and

     WHEREAS, NRE, AmeriKing, the Lender and the Banks subsequently agreed to amend and restate the Original Credit Agreement pursuant to a Fourth Amended and Restated Revolving Credit Agreement dated as of December 24, 1998 (as amended and effect from time to time the "Revolver Credit Agreement") and to provide certain additional financing in connection with the acquisition of Burger King Restaurants pursuant to the Acquisition Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Acquisition Credit Agreement", and collectively with the Revolver Credit Agreement, the "Existing Credit Agreements"); and

     WHEREAS, Holdings is a newly incorporated wholly owned subsidiary of AmeriKing; and

     WHEREAS, Holdings has exchanged two tranches of notes aggregating $100,000,000 issued by Holdings and warrants to purchase up to 19.99% of Holdings' capital stock for up to all of the $100,000,000 aggregate principal amount of AmeriKing senior notes outstanding (the "Exchange Offer"); and

     WHEREAS, in connection with and immediately preceding the Exchange Offer, AmeriKing transferred all of its ownership of NRE to Holdings in exchange for all of the capital stock of Holdings; and

     WHEREAS, NRE, Holdings, AmeriKing, the Lender and the Banks have agreed to amend and restate the Existing Credit Agreements pursuant to a Consolidated, Amended and Restated Revolving Credit Agreement dated as of the date hereof (as amended and effect from time to time the "Consolidated Credit Agreement"); and

     WHEREAS, it is a condition precedent to the effectiveness of the Consolidated Credit Agreement that BKC, the Franchisees, the Guarantors and the Lender enter into this Amendment amending the terms of the Agreement; and

     WHEREAS, it is a condition precedent to the effectiveness of the Consolidated Credit Agreement that AmeriKing Colorado join the Agreement as a Franchisee and assume the rights and obligations of a Franchisee as if AmeriKing Colorado was an original Franchisee signatory thereto;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  References. The parties hereto acknowledge and agree that (a) each
         ----------
reference to "Loan Documents" in the Agreement shall be deemed to include each of the "Loan Documents" as defined in the Consolidated Credit Agreement, and (b) each reference to the "Credit Agreement" in the Agreement shall be deemed to be a reference to the Consolidated Credit Agreement.

     2.  Amendment to Schedule A.  Schedule A of the Agreement is hereby amended
         -----------------------   -------- -
by deleting Schedule A in its entirety and substituting in place thereof the
            -------- -
Schedule A attached hereto.
-------- -

     3.  Amendment to Schedule C.  Schedule C of the Agreement is hereby amended
         -----------------------   -------- -
by deleting Schedule C in its entirety and substituting in place thereof the
            -------- -
Schedule C attached hereto.
-------- -

     4.  Representations and Warranties.  Each of the Franchisees, the
         -------------------------------
Guarantors and the Lender represents and warrants to the other parties hereto and to

BKC that all the representations and warranties by such person set forth in Agreement are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.

     5.  Definitions.  Each capitalized term used herein without specific
         -----------
definition shall have the same meaning herein as in the Agreement.

     6.  No Waiver.  Nothing contained herein shall constitute a waiver of,
         ---------
impair or otherwise affect any obligation or any of the rights of BKC, the Franchisees, the Guarantors or the Lender.

     7.  Counterparts.  This Amendment may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     8.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
         -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     9.  Effectiveness of Amendment.  This Amendment shall become effective as
         --------------------------
of the date hereof upon receipt by BKC of counterparts of this Amendment duly executed by each of BKC, the Franchisees, the Guarantors and the Lender.

     10. Party to the Agreement.  Each of Holdings and AmeriKing Colorado, by
         ----------------------
its respective signature set forth below, acknowledges that such entity wishes to become a party to the Agreement and hereby joins the Agreement and becomes a party thereto for all purposes thereof. Each of Holdings and AmeriKing Colorado, further covenants and agrees that by its execution hereof, it shall be bound by and shall comply with all terms and conditions of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Intercreditor Agreement to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                              BURGER KING CORPORATION


                              By: /s/  Lisa Giles-Klein
                                 ----------------------------------
                              Title:    Director
                                    --------------------------------


                              AMERIKING TENNESSEE CORPORATION I


                              By:  /s/ Lawrence E. Jaro
                                 ----------------------------------
                              Title: Chief Executive Officer
                                    --------------------------------

                              AMERIKING COLORADO CORPORATION I


                              By:  /s/ Lawrence E. Jaro
                                 ----------------------------------
                              Title: Chief Executive Officer
                                    --------------------------------

                              AMERIKING INDIANA HOLDINGS, INC.


                              By:  /s/ Lawrence E. Jaro
                                 ----------------------------------
                              Title: Chief Executive Officer
                                    --------------------------------

                              AMERIKING INDIANA, L.P.
                               BY: NATIONAL RESTAURANT
                               ENTERPRISES, INC. its general partner


                              By:  /s/ Lawrence E. Jaro
                                 ----------------------------------
                              Title: Chief Executive Officer
                                    --------------------------------

                              NATIONAL RESTAURANT ENTERPRISES, INC.


                              By:  /s/ Lawrence E. Jaro
                                 ----------------------------------
                              Title: Chief Executive Officer
                                    --------------------------------

                              NATIONAL RESTAURANT ENTERPRISES HOLDINGS, INC.


                              By:  /s/ Lawrence E. Jaro
                                 -----------------------------------
                              Title: Chief Executive Officer
                                    --------------------------------

                              AMERIKING, INC.


                              By:  /s/ Lawrence E. Jaro
                                 -----------------------------------
                              Title: Chief Executive Officer
                                    --------------------------------

                              /s/ Lawrence E. Jaro
                              --------------------------------------
                              Lawrence Jaro


                              FLEET NATIONAL BANK
                               (f/k/a BankBoston, N.A.) as Agent


                              By:  /s/ James J. O'Brian
                                 ----------------------------------
                              Title: Authorized Officer
                                    --------------------------------

                     SCHEDULE A TO INTERCREDITOR AGREEMENT

FRANCHISEE:

     AmeriKing Indiana Holdings, Inc.
     AmeriKing Indiana, L.P.
     AmeriKing Tennessee Corporation I
     AmeriKing Colorado Corporation I

                     SCHEDULE C TO INTERCREDITOR AGREEMENT


                       AmeriKing Indiana Holdings, Inc.
                       --------------------------------

         Store
         Number     Address                                  City               State/Zip
         ------     -------                                  ----               ---------
 1.       267       7938 Calumet Avenue                      Munster            IN 46312
 2.       540       9236 Indianapolis Boulevard              Highland           IN 46322
 3.       720       715 North Hobart Road                    Hobart             IN 46342
 4.      1047       807 Lincoln Way                          Valparaiso         IN 46383
 5.      1118       2607 West Lincoln Highway                Merrillville       IN 46410
 6.      1345       1201 E. Ridge Road                       Griffith           IN 46319
 7.      1500       2074 South Lake Mall                     Merrillville       IN 46410
 8.      1660       5820 Calumet Avenue                      Hammond            IN 46320
 9.      2727       2595 Willow Creek Road                   Portage            IN 46323
10.      2729       544 Clifty Drive                         Madison            IN 47250
11.      3021       6904 Kennedy Avenue                      Hammond            IN 46320
12.      3273       2921 Calumet Avenue                      Valparaiso         IN 46383
13.      3695       621 West Chicago Avenue                  E. Chicago         IN 46312
14.      3821       105 West 61/st/ Avenue                   Merrillville       IN 46410
15.      4462       1850 Southlake Mall                      Merrillville       IN 46410
16.      6185       7843 Indianapolis Boulevard              Hammond            IN 46323
17.      6186       830 Green Boulevard                      Aurora             IN 47001
18.      9712       10319 Indianapolis Boulevard             Highland           IN 46322

                            AmeriKing Indiana, L.P.
                            -----------------------

         Store
         Number     Address                                  City               State/Zip
         ------     -------                                  ----               ---------
 1.        267      7938 Calumet Avenue                      Munster            IN 46321
 2.        540      9236 Indianapolis Boulevard              Highland           IN 46322
 3.        720      715 North Hobart Road                    Hobart             IN 46342
 4.       1047      807 Lincoln Way                          Valparaiso         IN 46383
 5.       1118      2607 West Lincoln Highway                Merrillville       IN 46410
 6.       1345      1201 E. Ridge Road                       Griffith           IN 46319
 7.       1500      2074 South Lake Mall                     Merrillville       IN 46410
 8.       1660      5820 Calumet Avenue                      Hammond            IN 46320
 9.       2727      2595 Willow Creek Road                   Portage            IN 46323
10.       2729      544 Clifty Drive                         Madison            IN 47250
11.       3021      6904 Kennedy Avenue                      Hammond            IN 46320
12.       3273      2921 Calumet Avenue                      Valparaiso         IN 46383
13.       3695      621 West Chicago Avenue                  E. Chicago         IN 46312
14.       3821      105 West 61/st/ Avenue                   Merrillville       IN 46410
15.       4462      1850 Southlake Mall                      Merrillville       IN 46410
16.       6185      7843 Indianapolis Boulevard              Hammond            IN 46323
17.       6186      830 Green Boulevard                      Aurora             IN 47001
18.       9712      10319 Indianapolis Boulevard             Highland           IN 46322

                       AmeriKing Tennessee Corporation I
                       ---------------------------------

         Store
         -----
         Number     Address                                  City               State/Zip
         ------     -------                                  ----               ---------
 1.       2585      380 Battlefield Parkway                  Fort Oglethorpe    GA 30742
 2.       2657      6404 Ringgold Road                       East Ridge         TN 37414
 3.       2769      901 S. Wall Street                       Calhoun            GA 30701
 4.       2786      56 Expressway Drive                      Manchester         TN 37355
 5.       2995      4417 Highway 58                          Chattanooga        TN 37416
 6.       3351      676 Signal Mountain Road                 Chattanooga        TN 37405
 7.       3379      1410 Sparta Street                       McMinnville        TN 37110
 8.       3964      5018 Hixson Pike                         Chattanooga        TN 37415
 9.       4195      5001 Brainerd road                       Chattanooga        TN 37411
10.       4445      6925 Lee Highway                         Chattanooga        TN 37421
11.       4959      1445 25/th/ Street                       Cleveland          TN 37311
12.       5355      2119 E. 23/rd/ Street                    Chattanooga        TN 37404
13.       5873      2635 Decatur Pike                        Athens             TN 37303
14.       7662      250 Dinah Shore Drive                    Winchester         TN 37398

                        AmeriKing Colorado Corporation I
                        --------------------------------

         Store
         -----
         Number     Address                                  City               State/Zip
         ------     -------                                  ----               ---------
 1.      2942       27081 11/th/ Avenue                      Greeley            CO 80631
 2.      4361       102 E. 29/th/ Street                     Loveland           CO 80538
 3.      4690       1250 S. Hoover BD 1/A                    Longmont           CO 80501
 4.      7885       2000 N. Main Street                      Longmont           CO 80501
 5.      9334       2393 W. Eisenhower Blvd.                 Loveland           CO 80538